OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2023
Other Receivables
OTHER RECEIVABLES

NOTE 4. OTHER RECEIVABLES

Other receivables were the following at December 31, 2023 and December 31, 2022:

	December 31, 2023	December 31, 2022
Notes receivable	$150,154	$1,598,340
Lease receivable, net	2,940,261	2,339,799
Other	17,219	138,383
Total other receivables	$3,107,634	$4,076,522

Notes receivable decreased by over $1.4 million at December 31, 2023 compared to December 31, 2022, primarily due to payments on a note receivable issued by the Company during 2022. The Company entered into a promissory note, through its entertainment segment, as part of a co-marketing agreement, with a principal amount of $3,000,000. Principal payment, since its inception, on this promissory note totaled $2,849,846 as of December 31, 2023, resulting in a remaining balance of $150,154 maturing December 31, 2023. Lease receivable increased by $0.6 million primarily due to increased sales under the Company’s subscription model during 2023. The Company determines if an allowance for doubtful accounts by regularly evaluating notes receivable and individual customer lease receivables, by considering a customer’s financial condition, credit history, and current economic conditions. The Company recorded an allowance of $5,000 and $-0- for the years ended December 31, 2023 and 2022. Other receivables relate to a related party receivable further described in Note 19.